
CLEARFIELD
NASDAQ CLFD
Leader in Fiber Optic Management & Connectivity Solutions
Fiscal Q4 and Full Year 2016 FieldReport
November 10, 2016

Hello, this is Cheri Beranek, President and CEO of Clearfield. Welcome to our fiscal fourth quarter and full year 2016 FieldReport. Before we begin, I'd like to provide some important cautions regarding forward-looking statements made during today's presentation.

Important Cautions Regarding Forward-Looking Statements

Forward-looking statements contained herein are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. These statements are based upon the Company's current expectations and judgments about future developments in the Company's business.

Certain important factors could have a material impact on the Company's performance, including, without limitation the effect of the significant downturn in the U.S. economy on Clearfield's customers; the impact of the American Recovery and Reinvestment Act or any other legislation on customer demand and purchasing patterns; cyclical selling cycles; need to introduce new products and effectively compete against competitive products; the effectiveness of distributors and new selling channels; dependence on third-party manufacturers and the availability of raw materials, particularly fiber; the success of efforts to reduce expenses through manufacturing improvements and procurement; reliance on key customers; rapid changes in technology; the negative effect of product defects; the need to protect its intellectual property; the impact on its financial results or stock price of its ability to use its deferred tax assets, consisting primarily of credit carryforwards and state net operating loss carryforwards, to offset future taxable income; the valuation of its goodwill and the effect of its stock price, among other factors, on the evaluation of goodwill; and other factors set forth in Clearfield's Annual Report on Form 10-K for the year ended September 30, 2015 as well as other filings with the Securities and Exchange Commission.

The Company undertakes no obligation to update these statements to reflect actual events.

Certain important factors could have a material impact on the Company's performance, including those set forth in the slide entitled "Important Cautions Regarding Forward-Looking Statements," as well as the factors set forth in Clearfield's Annual Report on Form 10-K for the year ending September 30, 2015 and other filings with the Securities and Exchange Commission.


Welcome
CLEARFIELD
Cheri Beranek
President & CEO

Fiscal 2016 represented our ninth consecutive year of profitable growth.

Revenue for the year grew to its highest level ever at $75.3 million, which was a 25% increase over the prior year. Both our gross margin and operating margin experienced solid expansion, reflecting the scalability of our business. Ultimately, these results led to record net income of $8.0 million, which was up by more than 70% when compared to fiscal 2015.

We saw continued expansion of our wireline business, with nearly all of our key markets experiencing double-digit growth throughout the year. Sales to service providers deploying wireless and cable TV technologies, which now represent nearly 20% of our business, saw explosive growth of 125% over the prior year. This success is largely due to the adoption of our optical component and packaging solutions. Our rapid growth in each of these markets is proving that we are not just a Fiber-to-the-Home provider, but truly a Fiber-to-the-Anywhere provider.

But before I discuss our operational results, growth strategies, and future outlook in greater detail, I would like to turn the presentation over to our CFO, Dan Herzog, who will walk us through the financial performance for both the fourth quarter and full year of fiscal 2016.


Financial Update
CLEARFIELD
Dan Herzog
Chief Financial Officer

Thank you, Cheri.

Now, looking at our financial results in more detail…



Annual Financial Performance
Revenue
$37.5M
$53.4M
$58.0M
$60.3M
$75.3M
2012
2013
2014
2015
2016
+6%
+42%
+9%
+4%
+25%
Year-over-Year Growth Rate

Our revenue in the fourth quarter of fiscal 2016 increased 33% to $21.1 million from $15.8 million in the same year-ago period. For the full year, revenue increased 25% to a record $75.3 million from $60.3 million in fiscal 2015. The improvement for both the quarter and full year was driven primarily by increased deployments by our wireline, wireless, and cable TV customers, as well as a higher level of project work within the municipality and alternative carrier service provider markets. Later in this FieldReport, Cheri will provide a further breakdown of our growth drivers for fiscal 2016 and outline what we expect to drive our top-line growth in fiscal 2017.

Now, looking at our international business, revenue in the fourth quarter of fiscal 2016 was $1.4 million, or 7% of revenue. This compares to $1.0 million, or 6% of revenue, in the same year-ago period. For the full year fiscal 2016, our international revenue was $4.0 million, or 5% of revenue, compared to $5.0 million, or 8% of revenue, for fiscal 2015.

Throughout the year, we've talked about the subdued growth in our international business and how certain factors outside of our control, such as the strengthening U.S. dollar, have made it challenging at times to expand our presence outside the U.S. Despite these challenges, we are starting to see some encouraging signals in these markets that suggest a renewed increase in demand. As a result, we have invested—and will continue to invest—in our products, direct sales teams, and distribution of our international business.


Annual Financial Performance
CLEARFIELD
Revenue
$37.5M
$53.4M
$58.0M
$60.3M
$75.3M
2012
2013
2014
2015
2016
+6%
+42%
+9%
+4%
+25%
Year-over-Year Growth Rate
Gross Profit
$15.3M
$22.0M
$24.6M
$24.9M
$32.9M
2012
2013
2014
2015
2016
40.8%
41.2%
42.4%
41.2%
43.7%
Gross Margin

Gross profit for the fiscal fourth quarter of 2016 increased 46% to a record $9.6 million, or 45.5% of revenue. This compares to $6.6 million, or 41.7% of revenue, in the same year-ago period. For the full year of fiscal 2016, gross profit increased 32% to a record $32.9 million, or 43.7% of revenue. This compares to $24.9 million, or 41.2% of revenue, for fiscal 2015. The increases in gross profit and gross margin for both the quarter and fiscal year were due to higher volume, as well as a more favorable product mix involving the integration of optical components within our product line, which typically have higher margins.

Looking more closely at our gross margin numbers, we surpassed our expected target range of 40% to 42% for both the quarter and year. Improvements in our manufacturing processes have enabled us to remain competitive in the markets in which we compete. However, as we've noted before, our product mix can change and does change from quarter-to-quarter, which can significantly affect the level of our gross margins. For this reason, we are maintaining our target range of 40% to 42% for fiscal year 2017, and believe we can continue to achieve this target moving forward.


Strategic Investment in Growth: 30% OpEx Model
$4.6M
$4.7M
$5.1M
$5.9M
$6.4M
28.9%
29.9%
30.3%
27.2%
30.5%
Q4-15
Q1-16
Q2-16
Q3-16
Q4-16
Operating Expenses
% of Revenue

Our operating expenses for fiscal Q4 were $6.4 million, which was up 41% from the same year-ago quarter. Operating expenses for fiscal 2016 were $22.1 million, which was up 24% from the amount we reported in fiscal 2015. The increases for both the quarter and the full year were mainly due to additional personnel to support our sales and operational expansion.

We will continue to make investments in fiscal 2017 to support the long-term growth and profitability of our business. In particular, we will invest in enhancing our salesforce, increasing our market exposure internationally, pursuing certifications to secure business at Tier 1 accounts such as AT&T, CenturyLink and Verizon, as well as further improving our manufacturing capabilities. As a result, we expect operating expenses to continue to rise, and are modeling a long-term operating expense ratio of 30% of our revenue for 2017.


Annual Financial Performance
CLEARFIELD
Revenue
$37.5M
$53.4M
$58.0M
$60.3M
$75.3M
2012
2013
2014
2015
2016
+6%
+42%
+9%
+4%
+25%
Year-over-Year Growth Rate
Gross Profit
$15.3M
$22.0M
$24.6M
$24.9M
$32.9M
2012
2013
2014
2015
2016
40.8%
41.2%
42.4%
41.2%
43.7%
Gross Margin
Net Income
$7.7M
$4.7M
$5.4M
$4.7M
$8.0M
2012
2013
2014
2015
2016
20.6%
8.9%
9.4%
7.8%
10.6%
Net Margin

Our net income for the fiscal fourth quarter increased 95% to $2.7 million, or $0.20 per diluted share, from $1.4 million, or $0.10 per diluted share, in the same year-ago quarter. Net income for the full year of fiscal 2016 increased 71% to a record $8.0 million, or $0.59 per diluted share, from $4.7 million, or $0.34 per diluted share, in fiscal 2015.

During the fiscal fourth quarter ended September 30, 2016, the Company adopted a new accounting pronouncement related to the income tax accounting for stock-based compensation. The adoption of the accounting pronouncement increased net income by $437,000, or $0.04 per diluted share, for the fiscal fourth quarter and $675,000, or $0.05 per diluted share, for the full year ended September 30, 2016.


Revenue by Customer Type
Quarterly Revenue
$15.8M
$15.7M
$16.9M
$21.6M
$21.1M
$2.2
$1.5
$1.4
$2.4
$1.9
$13.6
$14.2
$15.5
$19.2
$19.2
Q4-15
Q1-16
Q2-16
Q3-16
Q4-16
Alternative Carrier
Traditional Carrier
Annual Revenue
$37.5M
$53.4M
$58.0M
$60.3M
$75.3M
$12.2
$12.3
$4.8
$7.2
$36.2
$41.2
$45.7
$55.5
$68.1
2012
2013
2014
2015
2016
Alternative Carrier
Traditional Carrier

Looking at our revenue for the year by customer type, our Traditional Carrier revenue was up 23% to $68.1 million. As a reminder, our Traditional Carrier group is comprised of wireline, wireless and cable operators at the Tier 1, 2 and 3 levels that principally serve as incumbent providers, along with any business that is categorized as legacy business for Clearfield. Our Alternative Carrier business, which consists of providers that exclusively operate their networks as a competitive carrier, was up over 50% for the fiscal year to $7.2 million.

The Fiber to the Home Council reports that the deployment of FTTH was up 18% in North America during the last 12 months. We believe our performance demonstrates an ongoing increase in market share for Clearfield.

Balance Sheet Supports Growth

$ in Millions except for per-share data	Sept. 30, 2016	June 30, 2016
Cash & Investments	$44.2	$40.5
Total Assets	$70.6	$66.7
Stockholders' Equity	$62.6	$59.6
Total Debt	$0	$0
Total Capitalization	*$62.6*	*$59.6*
Current Ratio	7.0x	7.6x
Tangible Book Value	$60.0	$57.1
Tangible Book Value/Share	*$4.25*	*$4.05*



Cash & Investment Balances
$19.4M
$22.6M
$33.1M
$34.3M
$44.2M
2012
2013
2014
2015
2016

During the fourth quarter, our cash and investments increased to $44.2 million. Our current ratio also remained strong at 7.0, and our tangible book value increased 5% from the prior quarter to $60.0 million.

Our order backlog, which we define as purchase orders received but not yet fulfilled, was $4.6 million as of September 30, 2016, an increase of 29% year-over-year.

Finally, we did not repurchase any shares during the fiscal fourth quarter under our stock repurchase program, which was authorized in November 2014. As of September 30, 2016, we have repurchased an aggregate of 99,179 shares for approximately $1.2 million under the program. We are authorized to repurchase an additional $6.8 million should the opportunity arise to benefit our shareholders.

Now with that, I would like to turn the presentation back over to Cheri for her insights into our operations for the quarter and full year, as well as our outlook and strategic initiatives for fiscal 2017.

Cheri?


Operational Update and Outlook
CLEARFIELD
Cheri Beranek
President & CEO

Thanks, Dan.

It's clear from our results that fiscal 2016 was a year of significant growth and progress for Clearfield.


Fiscal 2016 Growth Drivers & Market Highlights
FY 2016 Revenue Mix
Wireless & Cable TV 19%
Alternative 10%
Intl. 5%
Contract Mfg. 7%
Misc. 1%
Wireline 58%
1. Tier 1, 2, and 3 service providers, municipalities, and uncategorized contractor & distributor business
2. Services provided for OEMs requiring custom copper and fiber cable assemblies
FY 2016 Market Highlights
Traction in the Tier 1 market from both a customer relationship and sales perspective
Continued strong growth in core Tier 3 wireline and municipality business
Substantial growth in wireless and cable TV business

Starting with the largest portion of our business, our wireline revenue totaled $43.7 million, or 58% of revenue, in fiscal 2016.

Breaking out this market even further, revenue from the Tier 1 market totaled $2.7 million, or 4% of revenue. We are beginning to see some traction in this space, but it's important to reiterate that these customers have long sales cycles, often spanning up to two years.

Another component of our wireline business that is worth mentioning is our Tier 3 and municipality business, which has been our core market for the last nine years. During this time, we have scaled this business successfully and become the dominant player in the space. Fiscal 2016 saw a continuation of that growth.

Our biggest growth driver for the year has been the substantial growth in our wireless and cable TV business, which represented nearly 20% of our total revenue for fiscal 2016. Revenue from this area of our business increased by 125% to $14.2 million for the full year. As these service providers respond to competitive pressures, the enhancements of their networks with deeper deployments of optical fiber has created a demand for Clearfield's fiber management and fiber pathway products that reduce deployment and maintenance costs. For these reasons, we feel confident with the direction this business is heading, and expect it to continue growing in fiscal 2017.


Wireline and Wireless: The Future of Broadband Involves Both
Wireless is less labor intensive and faster to deploy than FTTH, yet requires significant fiber backhaul/fronthaul
Clearfield's fiber management and pathway products enable wireless carriers to support broadband in 'the last mile'
Wireline and wireless will operate together to support ever-increasing bandwidth requirements
Clearfield's Fiber-to-the-Anywhere platform addresses all deployment methods, whether it's delivering fiber to the home, business, curb, or tower

I'd like to address today's optical fiber landscape.

There's been a lot of buzz about wireless broadband, and we're excited about these developments. The advances in wireless bandwidth performance will enable service providers to enhance the service packages they are offering consumers.

Wireless broadband requires substantial fiber backhaul and fronthaul equipment, making fiber management and pathway products such as our own absolutely essential to support high-speed and reliable broadband service. In fact, the increasing adoption of this technology has been a key growth driver in our wireless business.

Wireless broadband does have its limits. By definition, the bandwidth provided is a shared medium, so performance will degrade as users are added – and weather or line of sight issues also deteriorate. As such, we look to wireless broadband as providing mobility – while wireline broadband, or fiber directly to the home or business, provides the ultimate in productivity.

In assessing the total impact of the wireless play, we believe that it's not a matter of either wireline or wireless. It's really going to be both, and our Fiber-to-the-Anywhere platform is well-suited to address deployment challenges across this heterogeneous landscape, whether it's delivering fiber to the home, business, curb, or tower.

Success on Fiscal 2016 Key Initiatives

Initiative	Result
❑ Expand sales force and increase international presence	✓ Hired a national sales director for the Verizon account and a director of community broadband sales ✓ Hired a national sales manager for the Mexican market
❑ Enhance management team with executive sales and marketing personnel	✓ Hired a new CMO with 20+ years of telecom marketing experience at the national carrier level
❑ Accelerate momentum of core business at Tier 3 levels	✓ Core business grew by 20% in fiscal 2016
❑ Pursue and achieve product certifications required at Tier 1 level	✓ On track to achieve first certification by end of FQ1 2017
❑ Begin field trials with expanded base of Tier 1 and Tier 2 players	✓ Achieved, with revenues starting to achieve traction

In the beginning of fiscal 2016, we laid out five key initiatives that were—and, in many instances, continue to be—instrumental to our long-term growth and success.

Right in the very first quarter of the fiscal year, we announced the hiring of key personnel for the development of Tier 1 sales and the expansion of our overall broadband business. As the year has progressed, these personnel additions have expanded our visibility into the opportunities available within each of the respective focus areas.

During fiscal Q2, we announced the expansion of our international sales staff to build our pipeline of opportunities in the Mexican and overall Caribbean region. While international growth has been sluggish, we are seeing positive signs of change, as Dan had mentioned, and are making additional investments to meet the resurgence in demand as we expect and expand our presence in the region.

Our record quarter for fiscal Q3 accelerated our progress on achieving these initiatives, with our core business showing solid growth, and our newer markets gaining additional steam. And finally, we closed the year with several enhancements to our FieldShield platform and hired a Chief Marketing Officer with more than 20 years of telecom marketing experience at the national carrier level.


Fiscal 2017 Financial Outlook and Initiatives
• Execution of key initiatives positions Clearfield for greater market share and higher revenue growth rate
• Based on current outlook and pipeline:
• Continued double-digit revenue growth, with strong performance from core business and wireless & cable TV business
• Operating income to grow alongside revenue as additional investments are made
• Fiscal 2017: 15%+ revenue growth
Revenue Growth Outlook
Revised November 10, 2016
$53.4M
$58.0M
$60.3M
$75.3M
15%+
2013
2014
2015
2016
2017F
Please note: Outlook and forecast issued and effective only on November 10, 2016.

I'll now conclude this FieldReport with our outlook for fiscal 2017, as well as some initiatives we are taking to drive continued growth across all areas of our business.

We continue to expect strong growth in our wireless and cable TV business. We also expect our wireline business to do well, with the benefit of having a broader range of fiber pathway products that reduce the cost of deployment and total cost of ownership. Given the lengthy sales cycle required and the nature of fiber deployments to be affected by changes in macroeconomic conditions and the political environment, we remain conservative in our Tier 1 outlook.

For these reasons, we are maintaining our previously established revenue growth target of 15%+ for fiscal 2017, which is now coming off a higher base of revenue than when we originally established this same forecast earlier in fiscal 2016. We emphasize that we are not expecting for 15% growth quarter-to-quarter, and that there will be variability in our business over the year. This growth target is consistent with our historical 5-year compound annual growth rate.

Like we've talked about before, we believe our Fiber-to-the-Anywhere approach will be a key factor to our success, helping us continue our strong track record moving forward. We look to make additional investments in our sales and marketing, as well as our manufacturing capabilities, to put us in a position to scale quickly, but efficiently. Overall, we are pleased with where we stand today, knowing full well that we have accomplished a lot in one year, but also knowing that there is still ample growth opportunities ahead of us.

Contact Us

Company Contact:
Cheri Beranek
CEO & President
Clearfield, Inc.
IR@clfd.net

Investor Relations:
Matt Glover or Najim Mostamand
Liolios Group, Inc.
(949) 574-3860
CLFD@liolios.com


CLEARFIELD

Clearfield, Inc.
Minneapolis, Minnesota

In closing, we encourage you to review today's earnings release and filings, and we welcome any questions you may have about our financial performance, operations, products or industry. Please send any inquiries you may have to CLFD@liolios.com. We will post the most relevant questions and answers in the 'For Investors' section of our website.

This wraps up today's FieldReport. Thank you for your interest and support, and we look forward to speaking again with you soon.